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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2005

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        South Carolina              001-12669                  57-079935
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)

                        520 Gervais Street
                      Columbia, South Carolina                  29201-3046
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              (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                            --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

        On July 19, 2005, SCBT Financial Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2005 and certain other information. A copy of SCBT Financial Corporation's press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

        The press release issued by SCBT Financial Corporation in connection with the announcement is furnished herewith as Exhibit 99.1.

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          Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity;
          (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

July 19, 2005                  SCBT Financial Corporation



                               By:  /s/ Richard C. Mathis
                                  --------------------------
                                    Richard C. Mathis
                                    Executive Vice President and
                                    Chief Financial Officer

                                  Exhibit Index


Exhibit No.                               Description of Exhibit
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99.1                                      Press release dated July 19, 2005